SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 20, 2003 ————————————————————————–

R.H. DONNELLEY CORPORATION (Exact Name of Registrant as Specified in Charter)

Delaware	1-07155	13-2740040
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(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Manhattanville Road, Purchase, New York	10577
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(Address of Principal Executive Offices)	(Zip Code)

R.H. DONNELLEY INC.*
(Exact Name of Registrant as Specified in Charter)
Delaware	333-59287	36-2467635
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(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Manhattanville Road, Purchase, New York	10577
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(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code:	(914) 933-6400 ——————————————————————–

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998. As of November 19, 2003, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 9. Regulation FD Disclosure.

        On November 20, 2003, certain members of senior management of R.H. Donnelley Corporation (the “Company”) are scheduled to make a presentation to investors and securities analysts at The New York Stock Exchange.

        During its presentation at that conference, management intends to present a slide presentation, a copy of which is attached hereto as exhibit 99.1 This slide presentation will be in addition to the slide presentation furnished earlier today on a separate Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. DONNELLEY CORPORATION By: /s/ Robert J. Bush Name: Robert J. Bush Title: Vice President and General Counsel

R.H. DONNELLEY INC. By: /s/ Robert J. Bush Name: Robert J. Bush Title: Vice President and General Counsel

Date: November 20, 2003 3

EXHIBIT INDEX

Exhibit Number	Description
99.1	Slide presentation to be given on November 20, 2003.

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